UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     1 )

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PSI CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PSI Corporation

7222 Commerce Center Drive, Suite 210

Colorado Springs, Colorado  80919

NOTICE OF SOLICITATION FOR ACTION TO BE TAKEN BY WRITTEN CONSENT IN LIEU

OF A MEETING OF STOCKHOLDERS

To The Stockholders of PSI Corporation:

The vote of the holders of record of Common Stock, $0.001 par value of PSI Corporation, a Nevada corporation (“we,” “us,” “our,” or the “Company”), at the close of business on                    , 2011, is requested by its Board of Directors to consider and approve the following corporate actions:  (i) elect three (3) Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified (“Proposal 1”); (ii) amend its Articles of Incorporation to increase the number of authorized shares of common stock from 300 million to 800 million shares (“Proposal 2”); (iii) amend its Articles of Incorporation to change the name PSI Corporation to Coupon Express, Inc. (“Proposal 3”); (iv) ratify the appointment of Patrick Rodgers, CPA, P.A., as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011 (“Proposal 4”); and (v) ratify, confirm and approve the actions taken by Eric L. Kash in his capacity as a Director, Chief Financial Officer and Chief Executive Officer (“Proposal 5”).

The Company's Board of Directors has fixed the close of business on                 , 2011 (the “Record Date”) as the ~~record~~  date for a determination of stockholders entitled to notice of, and to vote, on the Proposals. We are providing you with these Consent Solicitation materials by sending you this full set of materials, including a consent form.

Our Board of Directors unanimously recommends that you consent to the Proposals.  The Proposals will be approved by our stockholders when we have received written consents to the Proposals from our stockholders representing a majority of the voting power of our outstandin g common stock.  If you approve the Proposals, please mark the enclosed written consent form to vote “FOR” the Proposals, and complete, date, sign and return your written consent.

 ~~Important Notice Regarding the Availability of Consent Solicitation Materials.~~

This Consent Solicitation Statement and accompanying consent form are available at: www.psicoupons.com

 ~~Please  vote  ,  date  and  sign  the enclosed consent form and return it by mail or facsimile as further described on the consent form. Your consent is very important.~~

By the Order of the Board of Directors

 /s/ Eric L. Kash

 Eric L. Kash

 Chief Executive Officer and Director

Dated:

August      , 2011

PSI Corporation

7222 Commerce Center Drive, Suite 210

Colorado Springs, Colorado  80919

CONSENT SOLICITATION STATEMENT

GENERAL INFORMATION

When is the meeting?

We are not holding a meeting of stockholders but instead are soliciting consents to take action without a meeting.

Why am I receiving these materials?

These Consent Solicitation materials , which are also available at www.psicoupons.com , are being sent to certain holders of shares of the voting stock of PSI Corporation, a Nevada corporation, in connection with the solicitation of consents by our Board of Directors. We are filing this proxy statement because the SEC requires a Schedule 14A to be filed if more than 10 stockholders are solicited. We do not intend to solicit consents from any stockholder other than stockholders as of  ~~record~~  the R ecord Date and expect to contact less than 75 stockholders. The Consent Solicitation materials are first being mailed on or about                , 2011.

Who is Entitled to Consent?

The Company’s Board has fixed the close of business on                     , 2011 as the  ~~record date~~  R ecord D ate for a determination of stockholders entitled to consent. On the  ~~record date~~  R ecord D ate , there were          shares of common stock outstanding. Each share of PSI Corporation common stock represents one vote that may be voted.

How Do I Vote?

The Proposals will be approved by our stockholders if we receive the written consent of stockholders representing a majority of our voting power. A consent form that has been signed, dated and delivered to us with the “For” box checked will constitute consent for each of the Proposals. The consent form may be delivered to us via facsimile to (        )          -           or mailed to the address above. Please return the consent as soon as possible and in no event later than                , 2011, (the “Expiration Date”).  Under certain circumstances, we may extend the Expiration Date in accordance with Nevada law. If the Expiration Date is extended, we will issue a press release on or before 9:00 a.m. New York time on the business day following the Expiration Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your consent form: individuals who help with processing and counting the consents and persons who need access for legal reasons. If you write comments on your consent form, your comments will be provided to  ~~Upstream~~  the Company , but how you vote will remain confidential.

What is the Required Consent?

The  ~~Proposal require  s~~  Proposal s require the vote of a majority of the Company’s outstanding common stockholders entitled to vote on the Proposals. Consequently, the failure to deliver a written consent with the “For ” box checked before the Expiration Date will have the same effect as  ~~withholding consent~~  a vote AGAINST the Proposals.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Worldwide Stock Transfer LLC, 433 Hackensack Avenue, Level L, Hackensack, New Jersey 07601, Attention: Yonah Kopstick , then you are a stockholder of record with respect to those shares .

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank or other nominee is the stockholder of record with respect to those shares.  However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.”  Street name holders generally cannot send their written consents directly and must instead instruct the broker, bank, or other nominee on how to send their written consents.

How are Votes counted?

A written consent form that has been signed, dated and delivered to us with the “Against” or “Abstain” boxes checked or without any of the boxes checked will be counted as a vote AGAINST the Proposals.  If you hold your shares in “street name” and wish to send your written consents, you must follow the instructions given by your broker, bank or other nominee or contact your broker, bank or other nominee for the information on how to send your written consents.  A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares.

What Are the Consent Procedures?

You may consent  ~~in favor of~~  “For” each of the Proposals or you may  ~~abstain~~  vote “Against” or A bstain from consenting on the Proposals.

Is My Consent Revocable?

You may revoke your consent and reclaim your right to consent by giving written notice of such revocation to the Corporate Secretary of PSI Corporation at the address stated above at any time before the earliest to occur of (1) the date on which a majority of the outstanding voting shares have consented to the Proposals, or (2) the Expiration Date.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these consent materials and all costs of soliciting consents will be paid by  ~~PSI Corporation~~  the Company . In addition to the solicitation by mail, consents may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries.

What is "householding" and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their consent materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate materials.  If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these materials, or if you hold PSI Corporation stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Worldwide Stock Transfer LLC (in writing: 433 Hackensack Avenue, Level L, Hackensack, New Jersey 07601 or by facsimile at (201) 820-2010, Attention: Yonah Kopstick).

If you participate in householding and wish to receive a separate copy of these materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Worldwide Stock Transfer, LLC as indicated above.

Do I Have Dissenters' (Appraisal) Rights?

 ~~Appraisal rights are not available to PSI Corporation~~  No.  Neither Nevada law nor our articles of incorporation or by-laws provide our stockholders  ~~in connection~~ with the rights of approval or similar rights of dissention with respect to the Proposals.

The Board Unanimously Recommends that Stockholders Consent to the Proposals.

~~THE PROPOSALS~~  SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Common Stock by (i) each of the directors and director nominee; (ii) each of our named executive officers listed in the summary compensation table; and (iii) our current officers and directors (and nominee) as a group.

As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date.  Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.  The table below is based on                  shares of our Common Stock issued and outstanding.

		Amount of Beneficial Ownership
Name and Address of Beneficial Owner [1]	Nature of Beneficial Ownership	Shares Owned	Shares – Rights to Acquire	Total Number	Percent of Shares Beneficially Owned
Eric L. Kash	Chief Executive Officer, Chief Financial Officer and Director	1,700,000[2]	10,000,000	11,700,000	7.8%
Herbert B. Soroca	Director and Chairman of Audit Committee	833,000	0	833,000	*
James Tammaro	Director-Nominee
All directors (and nominee) and executive officers as a group (3 persons)

* Percentage of shares beneficially owned does not exceed one percent of issued and outstanding shares of stock.

1 Unless otherwise stated, the address of each beneficial owner listed on the table is c/o PSI Corporation, 303 5th Avenue, Room 206, New York, New York 10016.

2 Includes 700,000 shares of common stock owned directly by Mr. Kash, and options to purchase an additional 1,000,000 shares of Common Stock.

Stock Ownership by Certain Stockholders

The following table shows each  person or group, based upon their most recent filings with the Securities and Exchange Commission, that beneficially owns more than 5% of the Company’s Common Stock.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of shares Beneficially Owned*
Lazarus Investment Partners LLLP (1) c/o Lazarus Management Company LLC 2401 E. 2nd Avenue, Suite 600 Denver, CO 80206	28,952,779	19.5%

*   On February 3,2011, we had 148,469,267 shares of common stock outstanding.

(1) The information reported is based on an amended Schedule 13D filed with the SEC on February 1,2011 jointly by Lazarus Investment Partners LLLP, Lazarus Management, and Justin B. Borus, amending its prior Schedule 13D filed on January 6, 2011and in prior 13T/A filed on June 25,2010.  The Amendment reflected an increase in its beneficial ownership resulting from the issuance of additional shares of common stock by us to Lazarus in connection with an amendment to a promissory note.  Lazarus Partners reported that it was the beneficial owner of an aggregate of 28,952,779 shares of common stock, including 5,861,946 shares underlying common stock warrants, 5,714,286 shares of common stock issuable upon conversion of a convertible promissory note and 17,376,547 shares held directly.  Lazarus Management reported that it is the investment adviser and general partner of Lazarus Partners, and consequently may be deemed to have voting control and investment discretion over securities owned by Lazarus Partners.  Mr. Borus is the managing member of Lazarus Management. Lazarus Management and Mr. Borus disclaim beneficial ownership of the securities set forth in the published Schedule 13D, except to the extent of its or his pecuniary interests therein.

 ~~PROPOSAL 1~~

 ~~ELECTION OF DIRECTORS~~

Identification of Directors and Executive Officers

 ~~Three (3) Directors have been nominated for election to the Board of Directors to~~

The current directors and executive officers of PSI Corporation who will serve until the next  ~~Annual Meeting~~  annual meeting of shareholders or until  ~~a successor has been~~  their successors are elected or appointed and qualified ~~.  Information about each of the nominees for election as Directors is~~  , are set forth below ~~.~~  :

Name

Age

Position

 ~~Director Since~~

Eric L. Kash

53

 ~~Director and~~

Chief Executive Officer and Chief Financial Officer

 ~~2008~~

Herbert B. Soroca

 ~~67~~  68

Director  ~~(Nominee) and Secretary~~

 ~~2010~~  and Chairman of Audit Committee

James Tammaro

56

Director  ~~(~~  - Nominee ~~)~~

 ~~----~~

Business Experience:

The principal occupation and business experience of each of the directors, nominees for directors and executive officers are as follows:

Eric L. Kash

Effective June 30, 2010, Mr. Eric L. Kash  ~~has been our~~  was appointed as the Chief Executive Officer  ~~since June 30, 2010,~~  of PSI Corporation after Mr. David Foni’s resignation.  Mr. Kash also serves as both a director and Chief Financial Officer of the Company.  Mr. Kash has served as the chief Financial Officer of PSI since November 10,  ~~2008.  He has also served as a Director since 2008.  Prior to his joining the Company as a Director, he worked~~  2008 and worked prior to that as an investment banker with Basic Investors.

Herbert B. Soroca

Effective July 1, 2010, Mr. Herbert B. Soroca ~~, a Director  since July 2010  , has served as our Secretary since 2011.  He is the current chairman and CEO of North Cove Capital and~~  was appointed as a new member of the Board of Directors for PSI Corporation.  Mr. Soroca is the Chairman and sole member of the Audit Committee.  Since 1983, Mr. Soroca has been Chief Executive Officer of North Cove Capital Advisors in Stamford, Connecticut, which provides advice to emerging growth companies in the areas of finance, management and strategy.  A Wall Street veteran, he has overseen public offerings, PIPEs, and private debt and equity placement. Mr. Soroca is the former Managing Director and  ~~Head~~  head of Corporate Finance for Palicapital  ~~Inc.~~    , Inc.   He earned his AB from Columbia College and his JD from Columbia University School of Law.

James Tammaro

 ~~James Tammaro,~~

James Tammaro, a Nominee for Director ~~is a founding partner of~~  , is a co-Founder and Partner of Tandem Global Partners, a global asset management firm. Prior to founding Tandem Global Partners ~~.  He~~  in 2008, Mr. Tammaro was  ~~also the~~ Managing Director ~~of Financial Institutions and Hedge Funds at HSBC from 2004 to 2006.~~    /Global Head of Relationship Management, Financial Institution Group & Hedge Funds at HSBC Securities (USA) Inc.  Previously, he was a Partner and Senior Managing Director with Blaylock & Partners LP.  Mr. Tammaro spent most of his professional career with Merrill Lynch from 1982 through 2003.  At the time of his departure from Merrill Lynch, he was a senior managing director in charge of marketing and sales in the Alternative Investment Group.

Other Involvement in Certain Legal Proceedings

Our directors or executive officers have not been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last five years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

Committees of the Board of Directors

Audit Committee ..  Mr. Herbert B. Soroca serves as the Chairman and sole member of the Audit Committee.  He qualifies as an audit committee financial expert as defined in Item 401(h)(2) of Regulation S-K.

The Audit Committee is appointed by the Board to assist the Board with oversight of(i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independence and qualifications of the Company’s external auditors, and (iv) the performance of the Company’s internal audit function and external auditors.  It is the Audit Committee’s responsibility to retain or terminate the Company’s independent registered public accountants, who audit the Company’s financial statements, and to prepare the Audit Committee report that the SEC requires to be included in the Company’s Annual Proxy Statement. As part of its activities, the Audit Committee meets with the Company’s independent registered public accountants at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.  In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and auditing procedures.  The Audit Committee is also responsible for establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Nominating Committee ..  The board of directors has determined that, due to its current size, formation of a separate nominating committee would not be an efficient use of resources.  The board intends to form a Nominating Committee in the future.  All directors currently participate inconsideration of director nominees.  The board will consider suggestions from stockholders for names of possible future nominees delivered in writing and received one hundred and twenty (120) days in advance of our Annual Meeting of Stockholders.  Such recommendations should provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Communications with Board Members

We have not adopted a formal process by which stockholders may communicate with the board of directors.  Stockholders may contact the Company at 7222 Commerce Center Drive, Suite 210, Colorado Springs, Colorado 80919, Attention: Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock.  Such reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  As of  January 31, 2010, Mr. Kash has not filed a Form 3 reporting his appointment as an Officer of the Company and he has not filed Form 4s reflecting issuances of equity securities made by the Company to him as compensation for services.

Code of Ethics

Due to size and limited resources of the Company, we have not adopted a formal Code of Ethics, however the Board closely reviews all transactions that the Company is involved in.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information concerning annual and long-term compensation provided to our Chief Executive Officer and each of our other most highly compensated executive officers who were serving as executive officers at October 31, 2010.  The compensation described in this table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees.

Summary Compensation Table for the Fiscal Years Ended October 31, 2010 and October 31, 2009

Name and principal Position (a)	Year ended October 31,	Salary ($)	Bonus ($)	Options	All other compensation ($)	Total ($)
David Foni, former Chief Executive Officer (1)	2010 2009*			0 0
Eric L. Kash, Chief Executive Officer and Chief Financial Officer (2)	2010 2009*	120,000 120,000	0 0	2,000,000 2,000,000	0 0

(1)

On June 30, 2010, David Foni resigned as Chief Executive Officer of PSI Corporation.

(2)

Mr. Kash has served as Chief Financial Officer since November 10, 2008. He was appointed to serve as our Chief Executive Officer on June 30, 2010.  Mr. Kash’s salary of $10,000 per month has been deferred.  The Company intends to pay these deferred amounts at a time when we have sufficient capital and cash flow.

(3)

Our officers and directors did not receive any remuneration of any kind (including reimbursement of expenses or equity compensation) during the period November 1, 2008, through October 31, 2009.  Based upon compensation arrangement, remuneration was deferred.

Employment Agreements with Our Named Executive Officers

Since November 10, 2008, we have had an employment contract in place with Eric L. Kash, Chief Executive Officer and Chief Financial Officer.  In consideration of his furnished services, Mr. Kash is entitled to receive $10,000 per month as base salary compensation and additional equity compensation as described below.  Mr. Kash has elected to defer this salary until such time as the company has sufficient capital and cash flow to make such payments.

In the event of Mr. Kash’s resignation or termination for cause, we owe no further financial liability to Mr. Kash, other than with respect to accrued, unpaid salary and other compensation earned prior to termination.  In the event of a termination without cause, Mr. Kash is entitled to receive the base salary he is owed through the five-year contract term, a maximum of $600,000.

Option Grants to our named Executive Officers for the year ended October 31, 2010

Name of Executive Officer (a)	Number of Securities Underlying Option Granted (b)	Percentage that the Grant Represents of Total Options granted To Employees During The Fiscal Year (c)	Per-Share Exercise of Base Price of the Options granted (d)	Expiration Date of the Option (e)
Eric Kash, Chief Executive Officer and Chief Financial Officer	2,000,000	100%	$0.001	n/a*

*  As part of our employment agreement with Mr. Kash, we have agreed to grant him an option to purchase 10,000,000 shares of our common stock, which shall vest in equal monthly installments (2,000,000 yearly) during his five-year term of engagement from November 2008 to November 2013.  The option shall continue vesting upon the end of the term, unless Mr. Kash’s employment is terminated for cause.

Director Compensation

We do not separately compensate employee directors for their position as director.  We compensate our non-employee directors with stock options, which we believe aligns director compensation directly with our long-term performance. Stock options are granted to non-employee directors upon election or appointment as the case may be, and on an annual basis.

Herbert B. Soroca is the sole non-executive and non-employee director.  He received a grant for 500,000 shares upon election for his services provided as a director.  Mr. Soroca received an additional 333,000 shares as compensation for his role as head of the Audit Committee.

Compensation Committee Interlocks and Insider Participation

The Board of Directors has determined that, due to its current size, formation of a separate compensation committee wouldn’t be an efficient use of resources.

THE PROPOSALS

PROPOSAL 1

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the time of the Annual Meeting, the Board of Directors will consist of two incumbent directors, both of which are seeking to be elected at the meeting (together with a new director nominee) to serve until the next Annual Meeting or Special Meeting of Stockholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified.

Information Regarding our Board of Directors

Our Certificate of Incorporation and By-laws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and By-laws, the number of directors is fixed from time to time by the Board of Directors. Our Board of Directors will consist of three directors, if each of the nominees are elected, two of which have been determined to be “independent” as defined by the applicable rules of the NASDAW Capital Market.  These “independent” directors are Mr. Herbert Soroca and Mr. James Tammaro.  Mr. James Tammaro, a director nominee, is also “independent.”  The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management.  Our Board of Directors meets o  a regular basis and additionally as required.  Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as required.

Legal Proceedings Involving Directors

There were no legal proceedings involving the nominees to the Board of Directors in the past five years.

Board Leadership and Structure

The Board believes that risk management is an important component of the Company’s corporate strategy.  While the Board assesses specific risks as a whole, and oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we face in the course of our business including economic, financial, operational, legal and regulatory risks.

The position of Chairman of the Board, Chief Executive Officer and President are held by Mr. Kash.  Our Board believes that Mr. Kash’s service in these roles is in the best interest of our Company and our stockholders.  Mr. Kash possesses an in-depth knowledge of the issues, opportunities and challenges facing our Company and is in the best position to develop meeting agendas to ensure that our Board’s time and attention are focused on the most critical matters.  His service in these roles results in clear accountability, decisive leadership, and enhances our ability to communicate our business strategy to our stockholders, employees, customers and suppliers.

Each of the directors other than Mr. Kash is independent and possess a broad range of leadership and financial experience.  The independent members of our Board believe that they are well engaged in their responsibilities and provide effective oversight of management.  Moreover, in addition to feedback provided during the course of Board meetings, the independent directors have regular executive sessions with members of management.  It is for these reasons that the independent members of our Board do not believe that appointing an independent lead director would improve the performance of our Board.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

ERIC L. KASH, HERBERT B. SOROCA AND JAMES TAMMARO AS DIRECTORS.

PROPOSAL 2

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Articles of Incorporation currently provide for Three Hundred Million (300,000,000) shares of Common Stock and Five Million (5) shares of Preferred Stock, each having a par value of $.001 per share.  The Board of Directors believes that an additional Five Hundred Million (500,000,000) shares of Common Stock would more appropriately reflect that present and future needs of PSI.  The purpose for this increase in the number of shares of Common Stock to Eight Hundred Million (800,000,000) is to afford us flexibility in making acquisitions through the use of stock, structuring joint ventures and strategic alliances, raising equity capital, reserving additional shares for issuance under employee incentive plans, and facilitating other general corporate purposes, including stock dividends, stock splits and similar uses.   It could also have the effect of making it more difficult for a third party to acquire control of the Company.  Under our Articles of Incorporation our Stockholders do not have preemptive rights with respect to our common stock.  Thus, should our board elect to issue additional shares, existing Stockholders would not have any preferential rights to purchase any shares.

If the Amendment is approved by our Stockholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Nevada.  A copy of the proposed amendment is attached hereto as Exhibit A to this Proxy Statement.

~~OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”~~

~~THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION~~

~~INCREASING THE AUTHORIZED SHARES.~~

~~PROPOSAL 3~~

~~CHANGE OF NAME FROM PSI CORPORATION TO COUPON EXPRESS, INC.~~

~~The Board of Directors believes that changing the name of the Company from PSI Corporation to Coupon Express, Inc. will substantially improve PSI’s business as a whole.  A corporate name change to Coupon Express, Inc. will be more descriptive of PSI’s coupon dispensing machines – its principal business focus.  These machines can be individually programmed for targeted messaging and couponing based upon customer behavioral analysis.  They also offer higher coupon redemption, faster coupon reimbursement, better inventory management and reduction in coupon fraud.~~

~~The voting and other rights that accompany our Common Stock will not be affected by the change in our corporate name.  Stockholders will not be required to have new stock certificates reflecting the name change.  New stock certificates will be issued in due course as old certificates are tendered to our transfer agent.  The proposed name change will not have any material affect on our business, operations, reporting requirements or stock price.~~

~~If the Amendment is approved by our Stockholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Nevada.  A copy of the proposed amendment is attached hereto as Exhibit A to this Proxy Statement.~~

~~OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”~~

~~THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION CHANGING~~

~~THE NAME OF THE COMPANY TO COUPON EXPRESS, INC.~~

~~PROPOSAL 4~~

~~RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM~~

~~The Board of Directors has appointed Patrick Rodgers, CPA, P.A. (“Mr. Rodgers”) to serve as its independent registered public accounting firm for the fiscal year ending October 31, 2011.  The  aggregate fees billed for professional services rendered by Mr. Rodgers for the fiscal years ended October 31, 2010 and October 31, 2009, for the annual audit of the Company’s financial statements for such years amounted to $15,000 and $9,000 respectively.  The aggregate fees billed for audit-related services not reported as Audit Fees rendered by Mr. Rodgers for the years ended October 31, 2010 and October 31, 2009, amounted to $1,135.04 and $0.00 respectively.  The aggregate fees billed for tax services rendered by Mr. Rodgers for the years ended October 31, 2010 and October 31, 2009, amounted to $0.00 and $0.00 respectively.~~

~~The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit, review or attest services for the Company.  Each such firm shall report directly to the Company’s Audit Committee.  The Audit Committee is also responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.~~

~~Mr. Rodgers has no direct financial interest or indirect financial interest in PSI.~~

~~OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”~~

~~RATIFYING THE APPOINTMENT OF PATRICK RODGERS, CPA, P.A. TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2011.~~

~~PROPOSAL 5~~

~~RATIFICATION OF ACTIONS TAKEN BY ERIC L. KASH~~

~~Eric L. Kash (“Mr. Kash”) is the Chief Executive Officer and the Chief Financial Officer of PSI Corporation and has served as a Director since 2008.  The Board of Directors has determined that  since July 7, 2007,  Mr. Kash has not been involved in any matter that is adverse to the best interests of PSI, nor is he currently involved in any such matters.  Further, Mr. Kash has advised the Board of Directors that he knows of no matter in which he was or is involved that is in any way adverse to the best interests of PSI.  The sole purpose for stockholder ratification of Mr. Kash’s actions was to lower the premium costs of the Company’s directors and officers insurance by demonstrating that the Company is unaware of any potential stockholder claims that exist upon the applicable policy.~~

~~OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS RATIFY, CONFIRM AND APPROVE THE ACTIONS TAKEN BY ERICL L. KASH SINCE JLLY 7, 2007.~~

~~ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION,~~

 ~~BY-LAWS AND NEVADA LAW~~

Anti-Takeover Effects

The Amendment authorizing the increase in the number of shares of our Common Stock will provide us with additional shares of Common Stock which could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company.  The increase in the authorized number of shares of our Common Stock is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of the Company.  The purpose of the increase in the number of authorized shares of our Common Stock is to provide us with additional shares of Common Stock for equity sales and acquisitions and not to provide any anti-takeover defense or mechanism on behalf of the Company.  However, we presently have no plans, proposals, or arrangements to issue any of the newly authorized shares of Common Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the increase in the number of authorized shares of our Common Stock, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.  While it is possible that management could use the additional authorized shares of Common Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the additional unissued authorized shares of our Common Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the increase in authorized shares of our Common Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages.  To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders' interests.

Nevada Anti-Takeover Laws

Nevada Revised Statutes (“NRS”) Sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply.  Our Articles of Incorporation and Bylaws do not state that these provisions do not apply.

The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The restrictions on the acquisition of controlling interests contained in NRS Sections 78.378 to 78.3793 apply only to a Nevada corporation that:

(a)	has 200 stockholders of record (at least 100 of whom have addresses in the State of Nevada appearing on the stock ledgers of the corporation); and

(b)	does business in the State of Nevada, either directly or through an affiliated corporation.

Currently, we do not have 200 stockholders of record of whom at least 100 have addresses in the State of Nevada.  Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future.  Accordingly, the anti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do not apply to us, and are not likely to apply to us in the foreseeable future .

DESCRIPTION OF SECURITIES

The authorized capital stock of the Company consists of 300,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share, of which 40 shares have been designated as Series A Preferred Stock.  The company has not issued any shares of  Preferred Stock.

Common Stock

Each outstanding share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors.  There are no cumulative voting rights.  Except as otherwise required by law, or as provided in any resolution adopted by our board of directors with respect to any preferred stock, if issued, the holders of our common stock possess all voting power.  Generally, when a quorum is present at any meeting of our stockholders, the affirmative vote of the majority of the voting power represented by shares at the meeting and entitled to vote on the subject will constitute action by our stockholders.  A majority of the total voting power of the outstanding shares of our company entitled to vote, represented in person or by proxy will constitute a quorum at any meeting of our stockholders. Our board of directors can change the foregoing voting requirement and the foregoing quorum requirement by changing our by-laws to the extent permitted by applicable laws.  In addition, generally, any action required to be taken at a meeting of our stockholders, or any other action which may be taken at a meeting of our stockholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, is signed by a majority of our stockholders entitled to vote with respect to the subject matter thereof.

Subject to any preferential rights of any outstanding preferred stock created by our board of directors from time to time, if our articles of incorporation are amended to authorize the issuance of the preferred stock, upon liquidation, dissolution or winding up of our company, the holders of our common stock are entitled to share ratably in all net assets available for distribution to our stockholders after payment to creditors.

Subject to any preferential rights of any outstanding preferred stock created by our board of directors from time to time, if our articles of incorporation are amended to authorize the issuance of the preferred stock, the holders of our common stock are entitled to receive the dividends as may be declared by our board of directors out of funds legally available for dividends.  Our board of directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our board of directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

Our Common Stock is not convertible or redeemable and has no preemptive, subscription or conversion rights.  There are no conversions, redemption, sinking fund or similar provisions regarding our Common Stock.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

INCREASING THE AUTHORIZED SHARES.

PROPOSAL 3

CHANGE OF NAME FROM PSI CORPORATION TO COUPON EXPRESS, INC.

The Board of Directors believes that changing the name of the Company from PSI Corporation to Coupon Express, Inc. will substantially improve PSI’s business as a whole.  A corporate name change to Coupon Express, Inc. will be more descriptive of PSI’s coupon dispensing machines – its principal business focus.  These machines can be individually programmed for targeted messaging and couponing based upon customer behavioral analysis.  They also offer higher coupon redemption, faster coupon reimbursement, better inventory management and reduction in coupon fraud.

The voting and other rights that accompany our Common Stock will not be affected by the change in our corporate name.  Stockholders will not be required to have new stock certificates reflecting the name change.  New stock certificates will be issued in due course as old certificates are tendered to our transfer agent.  The proposed name change will not have any material affect on our business, operations, reporting requirements or stock price.

If the Amendment is approved by our Stockholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Nevada.  A copy of the proposed amendment is attached hereto as Exhibit A to this Proxy Statement.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Patrick Rodgers, CPA, P.A. (“Mr. Rodgers”) to serve as its independent registered public accounting firm to audit the accounts and certify the financial statements of the Company for the fiscal year ending October 31, 2011.  The appointment shall continue at the pleasure of the Board, subject to ratification by the Stockholders.  The Board of Directors

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit, review or attest services for the Company.  Each such firm shall report directly to the Company’s Audit Committee.  The Audit Committee is also responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Mr. Rodgers has no direct financial interest or indirect financial interest in PSI.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

RATIFYING THE APPOINTMENT OF PATRICK RODGERS, CPA, P.A. TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2011.

SERVICES PROVIDED BY MR. RODGERS AND FEES PAID

Audit Committee Pre-Approval of Services

The Audit Committee pre-approved all audit and non-audit services provided to the Company by Mr. Rodgers.  Under the Company’s pre-approval policies and procedures in effect during 2010, the Audit Committee was authorized to pre-approve the engagement of the Auditor to provide certain specified audit and non-audit services.

Audit Fees

Mr. Rodgers served as the Company’s independent auditors for fiscal year 2010.  The services performed by Mr. Rodgers in this capacity included conducting an audit in accordance with generally accepted auditing standards and expressing an opinion of the Company’s consolidated financial statements.

Mr. Rodgers’ fees for professional services rendered in connection with the audit and review of Form 10-K and all other EC regulatory filings were $15,000 for the 2010 fiscal year and $9,000 for the 2009 fiscal year.  The Company has paid and is current on all billed fees.

Audit-related Fees

Audit related fees billed in fiscal 2010 and 2009 by Mr. Rodgers were $1,135,04 and $0, respectively.  Audit related fees consist primarily of fees billed for professional services rendered for accounting consultations and readiness consultations for Section 404 of the Sarbanes Oxley Act of 2002.

Tax Fees

Fees for professional services rendered in connection with Federal and State tax return preparation and other tax matters for the 2010 and 2009 fiscal years were $0 and $0, respectively.

All Other Fees

The Company did not pay any other fees to Mr. Rodgers in 2010 or 2009.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION CHANGING

THE NAME OF THE COMPANY TO COUPON EXPRESS, INC.

PROPOSAL 5

RATIFICATION OF ACTIONS TAKEN BY ERIC L. KASH

Eric L. Kash (“Mr. Kash”) is the Chief Executive Officer and the Chief Financial Officer of PSI Corporation and has served as a Director since 2008.  The Board of Directors has determined that Mr. Kash has not been involved in any matter that is adverse to the best interests of PSI, nor is he currently involved in any such matters.  Further, Mr. Kash has advised the Board of Directors that he knows of no matter in which he was or is involved that is in any way adverse to the best interests of PSI.  The sole purpose for stockholder ratification of Mr. Kash’s actions was to lower the premium costs of the Company’s directors and officers insurance by demonstrating that the Company is unaware of any potential stockholder claims that exist upon the applicable policy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS RATIFY,

 ~~Currently, we do not have 200 stockholders of record of whom at least 100 have addresses in the State of Nevada.  Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future.  Accordingly, the anti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do not apply to us, and are not likely to apply to us in the foreseeable future ..~~ CONFIRM AND APPROVE THE ACTIONS TAKEN BY ERICL L. KASH .

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION

TO MATTERS TO BE ACTED UPON

Excluding the election of three Directors pursuant to Proposal 1 and Eric L. Kash, whose actions were ratified, confirmed and approved pursuant to Proposal 5, none of our officers, directors, or any of their respective affiliates has any substantial interest in the proposals to be acted upon.

NO DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, any dissenting stockholders are not entitled to appraisal rights with respect to any of the actions described in this proxy statement, and we will not independently provide our stockholders with any such right.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission (the “Commission”) in its rules, regulations, and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation  ~~..~~  and any other factors discussed in our filings with the Commission.

 ~~SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND  MANAGEMENT~~

~~The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Common Stock by (i) each of our named executive officers listed in the summary compensation table;  (ii) our current officers and directors; and (iii) our current officers and directors  as a group.~~

~~As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date.  Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.  The table below is based on 158,165,094  shares of our Common Stock issued and outstanding.~~

 ~~Amount of Beneficial Ownership~~
 ~~Name and Address of Beneficial Owner  [1]~~ 	 ~~Nature of Beneficial Ownership~~ 	 ~~Shares Owned~~ 	 ~~Shares – Rights to Acquire~~ 	 ~~Total Number~~ 	 ~~Percent of Shares Beneficially Owned~~
 ~~Lazarus Investment Partners LLLP c/o Lazarus Management Company LLC 2401 E. 2nd Ave., Suite 600, Denver, CO 80206~~ 	 ~~Principal Stockholder~~ 	 ~~28, 952,779~~ 	 ~~0~~ 	 ~~28,952,779~~ 	 ~~19.5%~~
 ~~Eric L. Kash~~ 	 ~~Chief Executive Officer, Chief Financial Officer and Director~~ 	 ~~1,700,000[2]~~ 	 ~~10,000,000~~ 	 ~~11,700,000~~ 	 ~~7.8%~~
 ~~Herbert B. Soroca~~ 	 ~~Director and Chairman of Audit Committee~~ 	 ~~833,000~~ 	 ~~0~~ 	 ~~833,000~~ 	 ~~*~~
 ~~All directors and executive officers as a group (2 persons)~~ 		 ~~2,533,000~~ 	 ~~10,000,000~~ 	 ~~12,533,000~~ 	 ~~8.44%~~

~~* Percentage of shares beneficially owned does not exceed one percent of issued and outstanding shares of stock.~~

 ~~Unless otherwise stated, the address of each beneficial owner listed on the table is c/o PSI Corporation, 303 5th Avenue, Room 206, New York, New York 10016.~~

~~2 Includes 700,000 shares of common stock owned directly by Mr. Kash, and options to purchase an additional 1,000,000 shares of Common Stock.~~

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-K for the year ended October 31, 2010 (the “Annual Report”) and the Quarterly Report on Form 10-Q for the period ended April 30, 2011 (the “Quarterly Report”), both as filed with the Commission, are incorporated in their entirety by reference into this  ~~Information~~  Consent Solicitation Statement.  This  ~~Information~~  Consent Solicitation Statement is accompanied by a copy of the Annual Report.  We will provide, without charge, to each stockholder as of the  ~~record date~~  Record D ate , upon the written or oral request of the stockholder and by first class mail or other equally prompt means within one business day of our receipt of such request, additional copies of the Annual Report and Quarterly Report that we have incorporated by reference into this  ~~information~~  Consent Solicitation Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the Commission.  Stockholders should direct the written request to PSI Corporation, 7222 Commerce Center Drive, Suite 240, Colorado Springs, Colorado 80919.

 ~~DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS~~

 ~~One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  If a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (914) 371-2441 or by mail to our address  at 7222 Commerce Center Drive, Suite 210, Colorado Springs, Colorado  80919.~~

Where You Can Find More Information

You can read and copy any materials that Upstream files with the Securities and Exchange Commission at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov . Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

Non-Consenting Stockholders

If either of the amendments to our Certificate of Incorporation is approved, prior to the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Nevada, PSI Corporation will promptly give written notice to all stockholders who did not provide their written consent.

EXHIBIT A

Certificate of Amendment to Articles of Incorporation

of

PSI Corporation

IT IS HEREBY CERTIFIED THAT:

FIRST:	The name of the corporation is PSI Corporation (hereinafter called the “Corporation”).

SECOND:	The First Article shall be amended to read as follows:
“First. The name of the corporation is Coupon Express, Inc.”

The Fourth Article shall be amended to read as follows:

“Fourth.       The aggregate number of shares that the corporation shall have the authority to issue shall be Eight Hundred Million (800,000,000) shares of common stock,

                     par value $0.001 per share, and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share.”

THIRD:	The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

FOURTH:	The Corporation is a corporation that has issued stock.

FIFTH:

The foregoing amendment of the Certificate of Incorporation has been duly approved by the written consent of stockholders representing a majority of the voting power, in accordance with the provisions of Sections

78.385 and 78.390 of the Nevada Revised Statutes.

SIXTH:	The effective date of filing is ___, 2011.

In Witness Whereof, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be

signed by its duly authorized officer this ___ day of            , 2011.

/s/ Eric L. Kash
Eric L. Kash
Chief Executive Officer and Director

A-1

PSI Corporation

7222 Commerce Center Dr., Suite 210

Colorado Springs, Colorado 80919

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PSI CORPORATION

The undersigned stockholder of PSI Corporation (the "Company") as of                  , 2011, hereby consents, pursuant to Section 78.326 of the Nevada Revised Statutes, with respect to the shares of voting stock referred to below, of the Company held by the undersigned, to the taking of the actions set forth below without a meeting of the stockholders of the Company.

Proposal 1:  To elect three (3) Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified.

[  ]    ~~CONSENT~~

 ~~[  ]   WITHHOLD CONSENT~~  FOR

[  ]   AGAINST

      [  ]   ABSTAIN

Proposal 2:  To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 300 million to 800 million shares

[  ]    ~~CONSENT~~

 ~~[  ]   WITHHOLD CONSENT~~  FOR

[  ]   AGAINST

      [  ]   ABSTAIN

Proposal 3:  To approve an amendment to the Company’s Certificate of Incorporation to change the name PSI Corporation to Coupon Express, Inc.

[  ]    ~~CONSENT~~

 ~~[  ]   WITHHOLD CONSENT~~  FOR

[  ]   AGAINST

      [  ]   ABSTAIN

Proposal 4:  To ratify the appointment of Patrick Rodgers, CPA, P.A., as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011.

[  ]    ~~CONSENT~~

 ~~[  ]   WITHHOLD CONSENT~~  FOR

[  ]   AGAINST

      [  ]   ABSTAIN

Proposal 5:  To ratify, confirm and approve the actions taken by Eric L. Kash in his capacity as a Director, Chief Financial Officer and Chief Executive Officer since July 7, 2007.

[  ]    ~~CONSENT~~

 ~~[  ]   WITHHOLD CONSENT~~  FOR

[  ]   AGAINST

      [  ]   ABSTAIN

The provisions of the Consent Solicitation Statement of the Company, which more fully set forth the terms of the Proposals, are incorporated herein by reference.

HOW TO VOTE YOUR SHARES

Vote Your Consent by Facsimile

Vote Your Consent by Mail

Complete, sign, and date your Consent Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THIS CONSENT FORM IF YOU HAVE SENT IT VIA FAX

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS IN THE LABEL AFFIXED HERETO. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date: ___________________, 2011

________________________________

________________________________

Printed Name of Stockholder

Shares of Common Stock of Record

________________________________

Signature of Stockholder

________________________________

Signature of Stockholder, if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR CONSENT FORM PROMPTLY

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  1)

Filed by Registrant [X]

Filed by Party other than Registrant [ ]

 Check the appropriate box:

[X]  Preliminary Proxy Statement

[   ]  Definitive Proxy Statement

[   ]  Soliciting Materials Pursuant to §240.14a-12

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[   ] Definitive Additional Materials

PSI CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

(I) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$ __ per share as determined under Rule 0-11 under the Exchange Act.

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-II(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PSI Corporation

7222 Commerce Center Drive, Suite 210

Colorado Springs, Colorado  80919

NOTICE OF SOLICITATION FOR ACTION TO BE TAKEN BY WRITTEN CONSENT IN LIEU

OF A MEETING OF STOCKHOLDERS

To The Stockholders of PSI Corporation:

The vote of the holders of record of Common Stock, $0.001 par value of PSI Corporation, a Nevada corporation (“we,” “us,” “our,” or the “Company”), at the close of business on                    , 2011, is requested by its Board of Directors to consider and approve the following corporate actions:  (i) elect three (3) Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified (“Proposal 1”); (ii) amend its Articles of Incorporation to increase the number of authorized shares of common stock from 300 million to 800 million shares (“Proposal 2”); (iii) amend its Articles of Incorporation to change the name PSI Corporation to Coupon Express, Inc. (“Proposal 3”); (iv) ratify the appointment of Patrick Rodgers, CPA, P.A., as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011 (“Proposal 4”); and (v) ratify, confirm and approve the actions taken by Eric L. Kash in his capacity as a Director, Chief Financial Officer and Chief Executive Officer (“Proposal 5”).

The Company's Board of Directors has fixed the close of business on                 , 2011 (the “Record Date”) as the date for a determination of stockholders entitled to notice of, and to vote, on the Proposals. We are providing you with these Consent Solicitation materials by sending you this full set of materials, including a consent form.

Our Board of Directors unanimously recommends that you consent to the Proposals.  The Proposals will be approved by our stockholders when we have received written consents to the Proposals from our stockholders representing a majority of the voting power of our outstanding common stock.  If you approve the Proposals, please mark the enclosed written consent form to vote “FOR” the Proposals, and complete, date, sign and return your written consent.

This Consent Solicitation Statement and accompanying consent form are available at: www.psicoupons.com

By the Order of the Board of Directors

 /s/ Eric L. Kash

 Eric L. Kash

 Chief Executive Officer and Director

Dated:

August      , 2011

PSI Corporation

7222 Commerce Center Drive, Suite 210

Colorado Springs, Colorado  80919

CONSENT SOLICITATION STATEMENT

GENERAL INFORMATION

When is the meeting?

We are not holding a meeting of stockholders but instead are soliciting consents to take action without a meeting.

Why am I receiving these materials?

These Consent Solicitation materials, which are also available at www.psicoupons.com, are being sent to certain holders of shares of the voting stock of PSI Corporation, a Nevada corporation, in connection with the solicitation of consents by our Board of Directors. We are filing this proxy statement because the SEC requires a Schedule 14A to be filed if more than 10 stockholders are solicited. We do not intend to solicit consents from any stockholder other than stockholders as of the Record Date and expect to contact less than 75 stockholders. The Consent Solicitation materials are first being mailed on or about                , 2011.

Who is Entitled to Consent?

The Company’s Board has fixed the close of business on                     , 2011 as the Record Date for a determination of stockholders entitled to consent. On the Record Date, there were          shares of common stock outstanding. Each share of PSI Corporation common stock represents one vote that may be voted.

How Do I Vote?

The Proposals will be approved by our stockholders if we receive the written consent of stockholders representing a majority of our voting power. A consent form that has been signed, dated and delivered to us with the “For” box checked will constitute consent for each of the Proposals. The consent form may be delivered to us via facsimile to (        )          -           or mailed to the address above. Please return the consent as soon as possible and in no event later than                , 2011, (the “Expiration Date”).  Under certain circumstances, we may extend the Expiration Date in accordance with Nevada law. If the Expiration Date is extended, we will issue a press release on or before 9:00 a.m. New York time on the business day following the Expiration Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your consent form: individuals who help with processing and counting the consents and persons who need access for legal reasons. If you write comments on your consent form, your comments will be provided to the Company, but how you vote will remain confidential.

What is the Required Consent?

The Proposals require the vote of a majority of the Company’s outstanding common stockholders entitled to vote on the Proposals. Consequently, the failure to deliver a written consent with the “For” box checked before the Expiration Date will have the same effect as a vote AGAINST the Proposals.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Worldwide Stock Transfer LLC, 433 Hackensack Avenue, Level L, Hackensack, New Jersey 07601, Attention: Yonah Kopstick , then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank or other nominee is the stockholder of record with respect to those shares.  However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.”  Street name holders generally cannot send their written consents directly and must instead instruct the broker, bank, or other nominee on how to send their written consents.

How are Votes counted?

A written consent form that has been signed, dated and delivered to us with the “Against” or “Abstain” boxes checked or without any of the boxes checked will be counted as a vote AGAINST the Proposals.  If you hold your shares in “street name” and wish to send your written consents, you must follow the instructions given by your broker, bank or other nominee or contact your broker, bank or other nominee for the information on how to send your written consents.  A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares.

What Are the Consent Procedures?

You may consent “For” each of the Proposals or you may vote “Against” or Abstain from consenting on the Proposals.

Is My Consent Revocable?

You may revoke your consent and reclaim your right to consent by giving written notice of such revocation to the Corporate Secretary of PSI Corporation at the address stated above at any time before the earliest to occur of (1) the date on which a majority of the outstanding voting shares have consented to the Proposals, or (2) the Expiration Date.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these consent materials and all costs of soliciting consents will be paid by the Company. In addition to the solicitation by mail, consents may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries.

What is "householding" and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their consent materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate materials.  If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these materials, or if you hold PSI Corporation stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Worldwide Stock Transfer LLC (in writing: 433 Hackensack Avenue, Level L, Hackensack, New Jersey 07601 or by facsimile at (201) 820-2010, Attention: Yonah Kopstick).

If you participate in householding and wish to receive a separate copy of these materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Worldwide Stock Transfer, LLC as indicated above.

Do I Have Dissenters' (Appraisal) Rights?

No.  Neither Nevada law nor our articles of incorporation or by-laws provide our stockholders with the rights of approval or similar rights of dissention with respect to the Proposals.

The Board Unanimously Recommends that Stockholders Consent to the Proposals.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Common Stock by (i) each of the directors and director nominee; (ii) each of our named executive officers listed in the summary compensation table; and (iii) our current officers and directors (and nominee) as a group.

As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date.  Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.  The table below is based on                 shares of our Common Stock issued and outstanding.

		Amount of Beneficial Ownership
Name and Address of Beneficial Owner[1]	Nature of Beneficial Ownership	Shares Owned	Shares – Rights to Acquire	Total Number	Percent of Shares Beneficially Owned
Eric L. Kash	Chief Executive Officer, Chief Financial Officer and Director	1,700,000[2]	10,000,000	11,700,000	7.8%
Herbert B. Soroca	Director and Chairman of Audit Committee	833,000	0	833,000	*
James Tammaro	Director-Nominee
All directors (and nominee) and executive officers as a group (3 persons)

* Percentage of shares beneficially owned does not exceed one percent of issued and outstanding shares of stock.

1 Unless otherwise stated, the address of each beneficial owner listed on the table is c/o PSI Corporation, 303 5th Avenue, Room 206, New York, New York 10016.

2 Includes 700,000 shares of common stock owned directly by Mr. Kash, and options to purchase an additional 1,000,000 shares of Common Stock.

Stock Ownership by Certain Stockholders

The following table shows each  person or group, based upon their most recent filings with the Securities and Exchange Commission, that beneficially owns more than 5% of the Company’s Common Stock.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of shares Beneficially Owned*
Lazarus Investment Partners LLLP (1) c/o Lazarus Management Company LLC 2401 E. 2nd Avenue, Suite 600 Denver, CO 80206	28,952,779	19.5%

*  On February 3,2011, we had 148,469,267 shares of common stock outstanding.

(1) The information reported is based on an amended Schedule 13D filed with the SEC on February 1,2011 jointly by Lazarus Investment Partners LLLP, Lazarus Management, and Justin B. Borus, amending its prior Schedule 13D filed on January 6, 2011and in prior 13T/A filed on June 25,2010.  The Amendment reflected an increase in its beneficial ownership resulting from the issuance of additional shares of common stock by us to Lazarus in connection with an amendment to a promissory note.  Lazarus Partners reported that it was the beneficial owner of an aggregate of 28,952,779 shares of common stock, including 5,861,946 shares underlying common stock warrants, 5,714,286 shares of common stock issuable upon conversion of a convertible promissory note and 17,376,547 shares held directly.  Lazarus Management reported that it is the investment adviser and general partner of Lazarus Partners, and consequently may be deemed to have voting control and investment discretion over securities owned by Lazarus Partners.  Mr. Borus is the managing member of Lazarus Management. Lazarus Management and Mr. Borus disclaim beneficial ownership of the securities set forth in the published Schedule 13D, except to the extent of its or his pecuniary interests therein.

Identification of Directors and Executive Officers

The current directors and executive officers of PSI Corporation who will serve until the next annual meeting of shareholders or until their successors are elected or appointed and qualified, are set forth below:

Name

Age

Position

Eric L. Kash

53

Chief Executive Officer and Chief Financial Officer

Herbert B. Soroca

68

Director and Chairman of Audit Committee

James Tammaro

56

Director-Nominee

Business Experience:

The principal occupation and business experience of each of the directors, nominees for directors and executive officers are as follows:

Eric L. Kash

Effective June 30, 2010, Mr. Eric L. Kash was appointed as the Chief Executive Officer of PSI Corporation after Mr. David Foni’s resignation.  Mr. Kash also serves as both a director and Chief Financial Officer of the Company.  Mr. Kash has served as the chief Financial Officer of PSI since November 10, 2008 and worked prior to that as an investment banker with Basic Investors.

Herbert B. Soroca

Effective July 1, 2010, Mr. Herbert B. Soroca was appointed as a new member of the Board of Directors for PSI Corporation.  Mr. Soroca is the Chairman and sole member of the Audit Committee.  Since 1983, Mr. Soroca has been Chief Executive Officer of North Cove Capital Advisors in Stamford, Connecticut, which provides advice to emerging growth companies in the areas of finance, management and strategy.  A Wall Street veteran, he has overseen public offerings, PIPEs, and private debt and equity placement. Mr. Soroca is the former Managing Director and head of Corporate Finance for Palicapital, Inc.   He earned his AB from Columbia College and his JD from Columbia University School of Law.

James Tammaro

James Tammaro, a Nominee for Director, is a co-Founder and Partner of Tandem Global Partners, a global asset management firm. Prior to founding Tandem Global Partners in 2008, Mr. Tammaro was Managing Director/Global Head of Relationship Management, Financial Institution Group & Hedge Funds at HSBC Securities (USA) Inc.  Previously, he was a Partner and Senior Managing Director with Blaylock & Partners LP.  Mr. Tammaro spent most of his professional career with Merrill Lynch from 1982 through 2003.  At the time of his departure from Merrill Lynch, he was a senior managing director in charge of marketing and sales in the Alternative Investment Group.

Other Involvement in Certain Legal Proceedings

Our directors or executive officers have not been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last five years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

Committees of the Board of Directors

Audit Committee.  Mr. Herbert B. Soroca serves as the Chairman and sole member of the Audit Committee.  He qualifies as an audit committee financial expert as defined in Item 401(h)(2) of Regulation S-K.

The Audit Committee is appointed by the Board to assist the Board with oversight of(i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independence and qualifications of the Company’s external auditors, and (iv) the performance of the Company’s internal audit function and external auditors.  It is the Audit Committee’s responsibility to retain or terminate the Company’s independent registered public accountants, who audit the Company’s financial statements, and to prepare the Audit Committee report that the SEC requires to be included in the Company’s Annual Proxy Statement. As part of its activities, the Audit Committee meets with the Company’s independent registered public accountants at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.  In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and auditing procedures.  The Audit Committee is also responsible for establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Nominating Committee.  The board of directors has determined that, due to its current size, formation of a separate nominating committee would not be an efficient use of resources.  The board intends to form a Nominating Committee in the future.  All directors currently participate inconsideration of director nominees.  The board will consider suggestions from stockholders for names of possible future nominees delivered in writing and received one hundred and twenty (120) days in advance of our Annual Meeting of Stockholders.  Such recommendations should provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Communications with Board Members

We have not adopted a formal process by which stockholders may communicate with the board of directors.  Stockholders may contact the Company at 7222 Commerce Center Drive, Suite 210, Colorado Springs, Colorado 80919, Attention: Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock.  Such reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  As of  January 31, 2010, Mr. Kash has not filed a Form 3 reporting his appointment as an Officer of the Company and he has not filed Form 4s reflecting issuances of equity securities made by the Company to him as compensation for services.

Code of Ethics

Due to size and limited resources of the Company, we have not adopted a formal Code of Ethics, however the Board closely reviews all transactions that the Company is involved in.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information concerning annual and long-term compensation provided to our Chief Executive Officer and each of our other most highly compensated executive officers who were serving as executive officers at October 31, 2010.  The compensation described in this table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees.

Summary Compensation Table for the Fiscal Years Ended October 31, 2010 and October 31, 2009

Name and principal Position (a)	Year ended October 31,	Salary ($)	Bonus ($)	Options	All other compensation ($)	Total ($)
David Foni, former Chief Executive Officer (1)	2010 2009*			0 0
Eric L. Kash, Chief Executive Officer and Chief Financial Officer (2)	2010 2009*	120,000 120,000	0 0	2,000,000 2,000,000	0 0

(1)

On June 30, 2010, David Foni resigned as Chief Executive Officer of PSI Corporation.

(2)

Mr. Kash has served as Chief Financial Officer since November 10, 2008. He was appointed to serve as our Chief Executive Officer on June 30, 2010.  Mr. Kash’s salary of $10,000 per month has been deferred.  The Company intends to pay these deferred amounts at a time when we have sufficient capital and cash flow.

(3)

Our officers and directors did not receive any remuneration of any kind (including reimbursement of expenses or equity compensation) during the period November 1, 2008, through October 31, 2009.  Based upon compensation arrangement, remuneration was deferred.

Employment Agreements with Our Named Executive Officers

Since November 10, 2008, we have had an employment contract in place with Eric L. Kash, Chief Executive Officer and Chief Financial Officer.  In consideration of his furnished services, Mr. Kash is entitled to receive $10,000 per month as base salary compensation and additional equity compensation as described below.  Mr. Kash has elected to defer this salary until such time as the company has sufficient capital and cash flow to make such payments.

In the event of Mr. Kash’s resignation or termination for cause, we owe no further financial liability to Mr. Kash, other than with respect to accrued, unpaid salary and other compensation earned prior to termination.  In the event of a termination without cause, Mr. Kash is entitled to receive the base salary he is owed through the five-year contract term, a maximum of $600,000.

Option Grants to our named Executive Officers for the year ended October 31, 2010

Name of Executive Officer (a)	Number of Securities Underlying Option Granted (b)	Percentage that the Grant Represents of Total Options granted To Employees During The Fiscal Year (c)	Per-Share Exercise of Base Price of the Options granted (d)	Expiration Date of the Option (e)
Eric Kash, Chief Executive Officer and Chief Financial Officer	2,000,000	100%	$0.001	n/a*

*  As part of our employment agreement with Mr. Kash, we have agreed to grant him an option to purchase 10,000,000 shares of our common stock, which shall vest in equal monthly installments (2,000,000 yearly) during his five-year term of engagement from November 2008 to November 2013.  The option shall continue vesting upon the end of the term, unless Mr. Kash’s employment is terminated for cause.

Director Compensation

We do not separately compensate employee directors for their position as director.  We compensate our non-employee directors with stock options, which we believe aligns director compensation directly with our long-term performance. Stock options are granted to non-employee directors upon election or appointment as the case may be, and on an annual basis.

Herbert B. Soroca is the sole non-executive and non-employee director.  He received a grant for 500,000 shares upon election for his services provided as a director.  Mr. Soroca received an additional 333,000 shares as compensation for his role as head of the Audit Committee.

Compensation Committee Interlocks and Insider Participation

The Board of Directors has determined that, due to its current size, formation of a separate compensation committee wouldn’t be an efficient use of resources.

THE PROPOSALS

PROPOSAL 1

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the time of the Annual Meeting, the Board of Directors will consist of two incumbent directors, both of which are seeking to be elected at the meeting (together with a new director nominee) to serve until the next Annual Meeting or Special Meeting of Stockholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified.

Information Regarding our Board of Directors

Our Certificate of Incorporation and By-laws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and By-laws, the number of directors is fixed from time to time by the Board of Directors. Our Board of Directors will consist of three directors, if each of the nominees are elected, two of which have been determined to be “independent” as defined by the applicable rules of the NASDAW Capital Market.  These “independent” directors are Mr. Herbert Soroca and Mr. James Tammaro.  Mr. James Tammaro, a director nominee, is also “independent.”  The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets o  a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as required.

Legal Proceedings Involving Directors

There were no legal proceedings involving the nominees to the Board of Directors in the past five years.

Board Leadership and Structure

The Board believes that risk management is an important component of the Company’s corporate strategy.  While the Board assesses specific risks as a whole, and oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we face in the course of our business including economic, financial, operational, legal and regulatory risks.

The position of Chairman of the Board, Chief Executive Officer and President are held by Mr. Kash.  Our Board believes that Mr. Kash’s service in these roles is in the best interest of our Company and our stockholders.  Mr. Kash possesses an in-depth knowledge of the issues, opportunities and challenges facing our Company and is in the best position to develop meeting agendas to ensure that our Board’s time and attention are focused on the most critical matters.  His service in these roles results in clear accountability, decisive leadership, and enhances our ability to communicate our business strategy to our stockholders, employees, customers and suppliers.

Each of the directors other than Mr. Kash is independent and possess a broad range of leadership and financial experience.  The independent members of our Board believe that they are well engaged in their responsibilities and provide effective oversight of management.  Moreover, in addition to feedback provided during the course of Board meetings, the independent directors have regular executive sessions with members of management.  It is for these reasons that the independent members of our Board do not believe that appointing an independent lead director would improve the performance of our Board.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

ERIC L. KASH, HERBERT B. SOROCA AND JAMES TAMMARO AS DIRECTORS.

PROPOSAL 2

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Articles of Incorporation currently provide for Three Hundred Million (300,000,000) shares of Common Stock and Five Million (5) shares of Preferred Stock, each having a par value of $.001 per share.  The Board of Directors believes that an additional Five Hundred Million (500,000,000) shares of Common Stock would more appropriately reflect that present and future needs of PSI.  The purpose for this increase in the number of shares of Common Stock to Eight Hundred Million (800,000,000) is to afford us flexibility in making acquisitions through the use of stock, structuring joint ventures and strategic alliances, raising equity capital, reserving additional shares for issuance under employee incentive plans, and facilitating other general corporate purposes, including stock dividends, stock splits and similar uses.   It could also have the effect of making it more difficult for a third party to acquire control of the Company.  Under our Articles of Incorporation our Stockholders do not have preemptive rights with respect to our common stock.  Thus, should our board elect to issue additional shares, existing Stockholders would not have any preferential rights to purchase any shares.

If the Amendment is approved by our Stockholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Nevada.  A copy of the proposed amendment is attached hereto as Exhibit A to this Proxy Statement.

Anti-Takeover Effects

The Amendment authorizing the increase in the number of shares of our Common Stock will provide us with additional shares of Common Stock which could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company.  The increase in the authorized number of shares of our Common Stock is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of the Company.  The purpose of the increase in the number of authorized shares of our Common Stock is to provide us with additional shares of Common Stock for equity sales and acquisitions and not to provide any anti-takeover defense or mechanism on behalf of the Company.  However, we presently have no plans, proposals, or arrangements to issue any of the newly authorized shares of Common Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the increase in the number of authorized shares of our Common Stock, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.  While it is possible that management could use the additional authorized shares of Common Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the additional unissued authorized shares of our Common Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the increase in authorized shares of our Common Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages.  To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders' interests.

Nevada Anti-Takeover Laws

Nevada Revised Statutes (“NRS”) Sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply.  Our Articles of Incorporation and Bylaws do not state that these provisions do not apply.

The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The restrictions on the acquisition of controlling interests contained in NRS Sections 78.378 to 78.3793 apply only to a Nevada corporation that:

(a)	has 200 stockholders of record (at least 100 of whom have addresses in the State of Nevada appearing on the stock ledgers of the corporation); and

(b)	does business in the State of Nevada, either directly or through an affiliated corporation.

Currently, we do not have 200 stockholders of record of whom at least 100 have addresses in the State of Nevada.  Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future.  Accordingly, the anti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do not apply to us, and are not likely to apply to us in the foreseeable future.

DESCRIPTION OF SECURITIES

The authorized capital stock of the Company consists of 300,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share, of which 40 shares have been designated as Series A Preferred Stock.  The company has not issued any shares of  Preferred Stock.

Common Stock

Each outstanding share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors.  There are no cumulative voting rights.  Except as otherwise required by law, or as provided in any resolution adopted by our board of directors with respect to any preferred stock, if issued, the holders of our common stock possess all voting power.  Generally, when a quorum is present at any meeting of our stockholders, the affirmative vote of the majority of the voting power represented by shares at the meeting and entitled to vote on the subject will constitute action by our stockholders.  A majority of the total voting power of the outstanding shares of our company entitled to vote, represented in person or by proxy will constitute a quorum at any meeting of our stockholders. Our board of directors can change the foregoing voting requirement and the foregoing quorum requirement by changing our by-laws to the extent permitted by applicable laws.  In addition, generally, any action required to be taken at a meeting of our stockholders, or any other action which may be taken at a meeting of our stockholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, is signed by a majority of our stockholders entitled to vote with respect to the subject matter thereof.

Subject to any preferential rights of any outstanding preferred stock created by our board of directors from time to time, if our articles of incorporation are amended to authorize the issuance of the preferred stock, upon liquidation, dissolution or winding up of our company, the holders of our common stock are entitled to share ratably in all net assets available for distribution to our stockholders after payment to creditors.

Subject to any preferential rights of any outstanding preferred stock created by our board of directors from time to time, if our articles of incorporation are amended to authorize the issuance of the preferred stock, the holders of our common stock are entitled to receive the dividends as may be declared by our board of directors out of funds legally available for dividends.  Our board of directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our board of directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

Our Common Stock is not convertible or redeemable and has no preemptive, subscription or conversion rights.  There are no conversions, redemption, sinking fund or similar provisions regarding our Common Stock.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

INCREASING THE AUTHORIZED SHARES.

PROPOSAL 3

CHANGE OF NAME FROM PSI CORPORATION TO COUPON EXPRESS, INC.

The Board of Directors believes that changing the name of the Company from PSI Corporation to Coupon Express, Inc. will substantially improve PSI’s business as a whole.  A corporate name change to Coupon Express, Inc. will be more descriptive of PSI’s coupon dispensing machines – its principal business focus.  These machines can be individually programmed for targeted messaging and couponing based upon customer behavioral analysis.  They also offer higher coupon redemption, faster coupon reimbursement, better inventory management and reduction in coupon fraud.

The voting and other rights that accompany our Common Stock will not be affected by the change in our corporate name.  Stockholders will not be required to have new stock certificates reflecting the name change.  New stock certificates will be issued in due course as old certificates are tendered to our transfer agent.  The proposed name change will not have any material affect on our business, operations, reporting requirements or stock price.

If the Amendment is approved by our Stockholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Nevada.  A copy of the proposed amendment is attached hereto as Exhibit A to this Proxy Statement.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Patrick Rodgers, CPA, P.A. (“Mr. Rodgers”) to serve as its independent registered public accounting firm to audit the accounts and certify the financial statements of the Company for the fiscal year ending October 31, 2011.  The appointment shall continue at the pleasure of the Board, subject to ratification by the Stockholders.  The Board of Directors

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit, review or attest services for the Company.  Each such firm shall report directly to the Company’s Audit Committee.  The Audit Committee is also responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Mr. Rodgers has no direct financial interest or indirect financial interest in PSI.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

RATIFYING THE APPOINTMENT OF PATRICK RODGERS, CPA, P.A. TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2011.

SERVICES PROVIDED BY MR. RODGERS AND FEES PAID

Audit Committee Pre-Approval of Services

The Audit Committee pre-approved all audit and non-audit services provided to the Company by Mr. Rodgers.  Under the Company’s pre-approval policies and procedures in effect during 2010, the Audit Committee was authorized to pre-approve the engagement of the Auditor to provide certain specified audit and non-audit services.

Audit Fees

Mr. Rodgers served as the Company’s independent auditors for fiscal year 2010.  The services performed by Mr. Rodgers in this capacity included conducting an audit in accordance with generally accepted auditing standards and expressing an opinion of the Company’s consolidated financial statements.

Mr. Rodgers’ fees for professional services rendered in connection with the audit and review of Form 10-K and all other EC regulatory filings were $15,000 for the 2010 fiscal year and $9,000 for the 2009 fiscal year.  The Company has paid and is current on all billed fees.

Audit-related Fees

Audit related fees billed in fiscal 2010 and 2009 by Mr. Rodgers were $1,135,04 and $0, respectively.  Audit related fees consist primarily of fees billed for professional services rendered for accounting consultations and readiness consultations for Section 404 of the Sarbanes Oxley Act of 2002.

Tax Fees

Fees for professional services rendered in connection with Federal and State tax return preparation and other tax matters for the 2010 and 2009 fiscal years were $0 and $0, respectively.

All Other Fees

The Company did not pay any other fees to Mr. Rodgers in 2010 or 2009.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION CHANGING

THE NAME OF THE COMPANY TO COUPON EXPRESS, INC.

PROPOSAL 5

RATIFICATION OF ACTIONS TAKEN BY ERIC L. KASH

Eric L. Kash (“Mr. Kash”) is the Chief Executive Officer and the Chief Financial Officer of PSI Corporation and has served as a Director since 2008.  The Board of Directors has determined that Mr. Kash has not been involved in any matter that is adverse to the best interests of PSI, nor is he currently involved in any such matters.  Further, Mr. Kash has advised the Board of Directors that he knows of no matter in which he was or is involved that is in any way adverse to the best interests of PSI.  The sole purpose for stockholder ratification of Mr. Kash’s actions was to lower the premium costs of the Company’s directors and officers insurance by demonstrating that the Company is unaware of any potential stockholder claims that exist upon the applicable policy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS RATIFY,

CONFIRM AND APPROVE THE ACTIONS TAKEN BY ERICL L. KASH.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION

TO MATTERS TO BE ACTED UPON

Excluding the election of three Directors pursuant to Proposal 1 and Eric L. Kash, whose actions were ratified, confirmed and approved pursuant to Proposal 5, none of our officers, directors, or any of their respective affiliates has any substantial interest in the proposals to be acted upon.

NO DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, any dissenting stockholders are not entitled to appraisal rights with respect to any of the actions described in this proxy statement, and we will not independently provide our stockholders with any such right.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission (the “Commission”) in its rules, regulations, and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation and any other factors discussed in our filings with the Commission.

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-K for the year ended October 31, 2010 (the “Annual Report”) and the Quarterly Report on Form 10-Q for the period ended April 30, 2011 (the “Quarterly Report”), both as filed with the Commission, are incorporated in their entirety by reference into this Consent Solicitation Statement.  This Consent Solicitation Statement is accompanied by a copy of the Annual Report.  We will provide, without charge, to each stockholder as of the Record Date, upon the written or oral request of the stockholder and by first class mail or other equally prompt means within one business day of our receipt of such request, additional copies of the Annual Report and Quarterly Report that we have incorporated by reference into this Consent Solicitation Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the Commission.  Stockholders should direct the written request to PSI Corporation, 7222 Commerce Center Drive, Suite 240, Colorado Springs, Colorado 80919.

Where You Can Find More Information

You can read and copy any materials that Upstream files with the Securities and Exchange Commission at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov . Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

Non-Consenting Stockholders

If either of the amendments to our Certificate of Incorporation is approved, prior to the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Nevada, PSI Corporation will promptly give written notice to all stockholders who did not provide their written consent.

EXHIBIT A

Certificate of Amendment to Articles of Incorporation

of

PSI Corporation

IT IS HEREBY CERTIFIED THAT:

FIRST:	The name of the corporation is PSI Corporation (hereinafter called the “Corporation”).

SECOND:	The First Article shall be amended to read as follows:
“First. The name of the corporation is Coupon Express, Inc.”

The Fourth Article shall be amended to read as follows:

“Fourth.       The aggregate number of shares that the corporation shall have the authority to issue shall be Eight Hundred Million (800,000,000) shares of common stock,

                     par value $0.001 per share, and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share.”

THIRD:	The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

FOURTH:	The Corporation is a corporation that has issued stock.

FIFTH:

The foregoing amendment of the Certificate of Incorporation has been duly approved by the written consent of stockholders representing a majority of the voting power, in accordance with the provisions of Sections

78.385 and 78.390 of the Nevada Revised Statutes.

SIXTH:	The effective date of filing is ___, 2011.

In Witness Whereof, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be

signed by its duly authorized officer this ___ day of            , 2011.

/s/ Eric L. Kash
Eric L. Kash
Chief Executive Officer and Director

A-1

PSI Corporation

7222 Commerce Center Dr., Suite 210

Colorado Springs, Colorado 80919

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PSI CORPORATION

The undersigned stockholder of PSI Corporation (the "Company") as of                  , 2011, hereby consents, pursuant to Section 78.326 of the Nevada Revised Statutes, with respect to the shares of voting stock referred to below, of the Company held by the undersigned, to the taking of the actions set forth below without a meeting of the stockholders of the Company.

Proposal 1:  To elect three (3) Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified.

[  ]  FOR

[  ]   AGAINST

[  ]   ABSTAIN

Proposal 2:  To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 300 million to 800 million shares

[  ]  FOR

[  ]   AGAINST

[  ]   ABSTAIN

Proposal 3:  To approve an amendment to the Company’s Certificate of Incorporation to change the name PSI Corporation to Coupon Express, Inc.

[  ]  FOR

[  ]   AGAINST

[  ]   ABSTAIN

Proposal 4:  To ratify the appointment of Patrick Rodgers, CPA, P.A., as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011.

[  ]  FOR

[  ]   AGAINST

[  ]   ABSTAIN

Proposal 5:  To ratify, confirm and approve the actions taken by Eric L. Kash in his capacity as a Director, Chief Financial Officer and Chief Executive Officer since July 7, 2007.

[  ]  FOR

[  ]   AGAINST

[  ]   ABSTAIN

The provisions of the Consent Solicitation Statement of the Company, which more fully set forth the terms of the Proposals, are incorporated herein by reference.

HOW TO VOTE YOUR SHARES

Vote Your Consent by Facsimile

Vote Your Consent by Mail

Complete, sign, and date your Consent Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THIS CONSENT FORM IF YOU HAVE SENT IT VIA FAX

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS IN THE LABEL AFFIXED HERETO. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date: ___________________, 2011

________________________________

________________________________

Printed Name of Stockholder

Shares of Common Stock of Record

________________________________

Signature of Stockholder

________________________________

Signature of Stockholder, if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR CONSENT FORM PROMPTLY